CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference into the Proxy Statement and Prospectus (the Proxy/Prospectus) constituting part of this Registration Statement on Form N-14 (the Registration Statement) of John Hancock Investment Trust III, of our report dated December 12, 1996 on the financial statements and financial highlights included in the October 31, 1996 Annual Report to Shareholders of John Hancock Disciplined Growth Fund.

We consent to the reference to our Firm under the heading "Experts" in the Proxy/Prospectus and to the references to our Firm under the headings "Financial Highlights" in the Prospectus for the John Hancock Disciplined Growth Fund, dated March 1, 1997, and "Independent Auditors" in the Statement of Additional Information for the John Hancock Disciplined Growth Fund, dated March 1, 1997, which are also incorporated by reference into the Proxy/Prospectus.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
August 8, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Combined Prospectus/Proxy Statement in the Registration Statement on Form N-14, dated August 14, 1997, of John Hancock Disciplined Growth Fund (a series of John Hancock Investment Trust III).

We also consent to the reference to our firm under the caption "Financial Highlights" in the John Hancock Disciplined Growth Fund Prospectus with respect to the John Hancock Growth Fund, dated March 1, 1997, and to the reference to our firm under the caption "Independent Auditors" in the John Hancock Growth Fund Class A and Class B Statement of Additional Information dated March 1, 1997, and to the use of our report for the year ended October 31, 1996, dated December 10, 1996 with respect to the financial statements and financial highlights of the John Hancock Growth Fund included in the Statement of Additional Information in this Registration Statement on Form N-14, dated August 14, 1997.


                                             /s/ Ernst & Young LLP
                                             Ernst & Young LLP



Boston, Massachusetts
August 8, 1997